SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                                Amendment No.1

                             Form 8-K




                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 14, 1996
(May 31, 1996)


 Conestoga Enterprises, Inc.
(Exact name of registrant as specified in its charter)

 Pennsylvania                          33-30715             23-256-5087
(State or other jurisdiction         (Commission          (IRS Employer
 of incorporation)                    File Number)         Identification No.)


 202 East First Street, Birdsboro, Pennsylvania                19508
(Address of principal executive officers)                    (Zip Code)


Registrant's telephone number, including area code 610-582-8711




  (Former name or former address, if changed since last report.)
  Item 2.  Acquisition or Disposition of Assets.

    On May 31, 1996 (the "Effective Date") Conestoga Enterprises,
Inc., a Pennsylvania corporation ("CEI"), CB Merger Corporation, a Pennsylvania corporation ("CB"), and Buffalo Valley Telephone Company, a Pennsylvania corporation ("BVT") consummated a transaction in which BVT was merged into CB, the name of CB was changed to Buffalo Valley Telephone Company and each share of the outstanding common stock of BVT will be exchanged by CEI for $65.00 in cash, one share of CEI $3.42 Series A Convertible Preferred Stock, par value $65.00 per share, or 2.4 shares of CEI Common Stock. As a result of the merger, on the Effective Date all properties and assets of every kind held by BVT, including the right to provide telephone utility services in parts of Union and Northumberland Counties of Pennsylvania, became properties and assets of CB, and CB became liable for all the debts, liabilities and other obligations of BVT.

    The total value of the transaction is approximately Fifty-eight
Million Dollars ($58,000,000.00). The shareholders of BVT have been furnished with election forms to elect cash, CEI $3.42 Series "A" Convertible Preferred Stock or CEI Common Stock in exchange for their BVT shares. Their elections are subject to allocation so that no more than fifty percent (50%) of the aggregate consideration paid by CEI will be in cash. If the elections by the BVT shareholders would result in more than fifty percent (50%) of the aggregate consideration being cash, CEI will issue CEI $3.42 Series "A" Convertible Preferred Stock proportionately to the BVT shareholders electing cash for the amounts in excess of 50%. Any BVT shareholder who does not submit an election form to CEI will receive CEI common shares. The election forms must be submitted to CEI by 5:00 P.M., New York time, on June 28, 1996 (the "Election Deadline").

    BVT will be operated as a wholly owned subsidiary of CEI and will continue to conduct business as an independent local exchange carrier providing local telephone service to Union and Northumberland Counties in Central Pennsylvania.

    The merger was approved by the BVT shareholders at a shareholders' meeting held on May 18, 1996. The CEI $3.42 Series A Convertible Preferred Stock and the issuance of the CEI $3.42 Series A Convertible Preferred Stock and the CEI Common Stock to the shareholders of BVT in the transaction were authorized by the CEI shareholders at a shareholders' meeting held on May 22, 1996.

    The purchase price for the BVT stock, as well as all the terms of the merger, was the result of arms-length negotiations between representatives of CEI and BVT. In arriving at the terms of the Agreement and Plan of Merger, the Boards of Directors of CEI and BVT considered many factors, including, without limitation, information concerning the financial condition, current business and future prospects of CEI and BVT, the enhanced geographic market of the combined entity, and changes taking place in the telecommunications field, both from a regulatory and a technological stand-point. In addition, the Boards of Directors of CEI and BVT considered stock market data for CEI and BVT, the financial terms of other recent combinations in the telecommunications industry, the compatibility of management, operations and equipment of CEI and BVT, and the tax consequences of the merger to the BVT shareholders.

    Prior to October 18, 1995, the date of the Plan and Agreement of Merger, there was no material relationship between CEI and BVT or any of their affiliates, directors, or officers, or any associate of any director or officer, except that CEI owned 16,000 BVT common shares out of a total of 899,154 outstanding. However, effective on or about December 26, 1995, CEI provided advisory services to BVT by appointing Kenneth A. Benner, a Director and the Secretary/Treasurer of CEI, as Transition Manager pending the consummation of the merger and assigning him to BVT.

    CEI has arranged financing totalling Twenty-two Million Dollars ($22,000,000.00) from Principal Mutual Life Insurance Company for the cash portion of the purchase price. If shareholders of BVT elect cash in the transaction exceeding Twenty-two Million Dollars ($22,000,000.00), CEI will fund the excess with cash on hand or bank financing.


Item 5.  Other Events.

    As of the Effective Date the name of CB was amended to Buffalo Valley Telephone Company.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

    (a)  Financial Statements of Business Acquired:

         1. Buffalo Valley Telephone Company Audited Balance Sheets as of December 31, 1995 and 1994 and the related Audited Statements of Income, Stockholders Equity and Cash Flows for each of the three years in the period ended December 31, 1995.

         2. Buffalo Valley Telephone Company Unaudited Balance Sheets as of March 31, 1996 and 1995 and the related Statements of Income and Cash Flows for the three months then ended.


    (b)  Pro Forma Financial Information



    (c)  Exhibits

         2 Agreement and Plan of Merger dated as of October 18, 1995 (incorporated by reference to Appendix A to Amendment No. 2 to CEI's Form S-4
                   Registration Statement No. 33-65367 filed on
                   April 19, 1996).

         23        Consent of William R. Maslo
         99        Press Release issued May 31, 1996.



   Item 7 (a) 1

INDEPENDENT AUDITOR'S REPORT



Buffalo Valley Telephone Company
20 South Second Street
Lewisburg, Pennsylvania 17837

Gentlemen:

  I have audited the accompanying balance sheets of the Buffalo Valley Telephone Company as of December 31, 1995 and 1994 and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

  I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

  As described in Note 11, the Company has restated its 1994 and 1993 financial statements to accrue the net present value of estimated benefit payable under two employee supplemental income agreements and to charge to expense the regulatory assets related to deferred extraordinary retirements in the years the plant was retired.

  In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Buffalo Valley Telephone Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.


                                 William R. Maslo
                                 Reading, Pennsylvania
                                 February 22, 1996

    Item 7 (a) 1

                BUFFALO VALLEY TELEPHONE COMPANY
                BALANCE SHEETS
                DECEMBER 31, 1995 AND DECEMBER 31, 1994



                                December 31, 1995    December 31, 1994


ASSETS
CURRENT ASSETS
Cash and Equivalents. .            $2,330,204.73     $2,501,313.80
Temporary Cash Investments          2,007,655.00      1,967,580.00
Accounts Receivable less
allowance for doubtful
  accounts: 1995-$77,185.80;
  1994-$65,650.83. . . . .          2,567,318.30      2,662,815.53
Material and Supplies
At Average Costs. . . . . .           247,672.43        240,882.51
Prepaid Expenses. . . . . .           229,615.60         13,383.84
Total Current Assets . . . .        7,382,466.06      7,385,975.68
NONCURRENT ASSETS
Investments in Marketable
Equity Securities . . . .             150,889.65        107,910.16
Nonregulated Investments
less accumulated
depreciation: 1995-$202,242.48;
1994-$63,228.36 . . . . . .         2,259,668.70      2,021,782.24
Unamortized Debt Issuance Expense .       970.05          1,371.45
Cash Surrender Value-Life Insurance   371,714.00        323,542.79
Prepaid Pensions. . . . . . . . . .   526,039.00        493,105.00
Deposits. . . . . . . . . . . . . .     2,410.63         50,000.00
Total Noncurrent Assets. . . . . . .3,311,692.03      2,997,711.64
PROPERTY, PLANT AND EQUIPMENT
Telephone Plant in Service. . . . .28,200,741.65     26,278,393.06
Telephone Plant Under Construction.   284,471.28        850,778.58
Non-Operating Plant . . . . . . .      28,051.89         28,051.89
                                   28,513,264.82     27,157,223.53
Less: Accumulated Depreciation. .  12,491,877.53     10,845,153.98
Net Property, Plant and Equipment  16,021,387.29     16,312,069.55
TOTAL ASSETS . . . . . . . . . .  $26,715,545.38    $26,695,756.87

BUFFALO VALLEY TELEPHONE COMPANY
BALANCE SHEETS
DECEMBER 31, 1995 AND DECEMBER 31, 1994

                                December 31, 1995    December 31, 1994

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current Maturities of Long-
Term Debt. . . . . . . . . .    $     81,000.00      $   81,000.00
Accounts Payable. . . . . . .      1,051,294.93       1,071,362.73
Customer Deposits . . . . . .          1,990.00           2,140.00
Accrued Taxes . . . . . . . .              0.00         128,921.76
Accrued Interest, Pension
and Other . . . . . . . . . .        225,097.05         159,826.00
Total Current Liabilities. . .     1,359,381.98       1,443,250.49
LONG-TERM DEBT
Notes Payable . . . . . . . .      1,404,000.00       1,485,000.00
Total Long-Term Debt . . . .       1,404,000.00       1,485,000.00
OTHER LIABILITIES AND DEFERRED CREDITS
Unamortized Investment Tax
Credit Net . . . . . . . . .         332,965.15         393,670.76
Deferred Income Taxes . . . .      3,109,992.01       3,107,588.27
Other Deferred Credits
and Liabilities. . . . . . .         524,539.94         554,051.44
Total Other Liabilities
and Deferred Credits . . . . .     3,967,497.10       4,055,310.47
STOCKHOLDERS' EQUITY
Common Stock No Par: authorized
5,000,000 shares, issued
900,000 shares . . . . . . . .       600,000.00         600,000.00
Preferred Stock $50.00 Par:
authorized 10,000 shares, issued
issued 1995 0 shares; 1994
8,000 shares . . . . . . . .               0.00         400,000.00
Total Stock Issued . . . . . .       600,000.00       1,000,000.00
Additional Paid-In Capital. . .      467,279.96         467,279.96
Less: Treasury Stock
846 Common Shares. . . . . . .        38,628.36          38,628.36
Retained Earnings . . . . . . .   18,893,342.90      18,261,056.86
Net Unrealized Appreciation
on Marketable Securities. . . .       62,671.80          22,487.45
Total Stockholders' Equity . . .  19,984,666.30      19,712,195.91
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY . . . . .   $26,715,545.38     $26,695,756.87

BUFFALO VALLEY TELEPHONE COMPANY
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993



                                        1995             1994           1993
OPERATING REVENUES
Local Service . . . . . . . .    $2,035,135.50    $1,942,071.82   $1,871,107.84
Interstate Access Service . . .   3,625,017.80     3,745,432.69    3,265,079.10
Intrastate Access Service . . .   2,529,272.14     2,665,357.90    2,489,753.18
Long Distance Service . . . . .   1,853,597.16     1,837,614.04    1,757,527.48
Miscellaneous . . . . . . . . .   1,369,676.72     1,344,073.73    1,278,495.19
Less: Uncollectibles. . . . . .      92,028.92        99,509.29      130,028.52
Total Operating Revenue. . . .   11,320,670.40    11,435,040.89   10,531,934.27
OPERATING EXPENSES
Plant Specific. . . . . . . . .   1,311,963.25     1,267,403.11    1,168,598.54
Plant Non-Specific
Network and Other . . . . . .     1,260,610.25     1,322,031.57    1,213,571.38
Depreciation and Amortization . . 2,034,671.30     1,748,466.92    1,694,998.58
Customer Operations . . . . . .   1,077,003.84     1,026,726.25      989,155.17
Corporate Operations. . . . . .     797,979.65     1,163,460.27      717,443.06
Total Operating Expenses . . .    6,482,228.29     6,528,088.12    5,783,766.73
NET OPERATING REVENUE             4,838,442.11     4,906,952.77    4,748,167.54
OPERATING TAXES
Investment Credit Net . . . .       (60,705.61)      (61,632.58)     (62,541.07)
Income Taxes Current. . . . . .   1,754,850.28     1,909,010.88    1,678,702.16
Income Taxes Deferred . . . . .     (45,312.00)     (152,713.88)      51,217.46
Other Operating Taxes . . . . .     483,589.59       467,671.65      436,293.13
Total Operating Taxes. . . . . .  2,132,422.26     2,162,336.07    2,103,671.68
NET OPERATING INCOME              2,706,019.85     2,744,616.70    2,644,495.86
OTHER INCOME AND EXPENSES
Dividend Income . . . . . . . .       4,282.53         8,656.30        9,664.37
Interest Income . . . . . . . .     227,928.45       194,518.46      128,120.88
Merger Expenses . . . . . . . .    (624,993.74)            0.00            0.00
Other Income and Expense Net. .     172,614.38       (50,022.36)     (10,796.71)
Deregulated Activities Net. . .     (87,135.62)       16,715.38      (32,076.11)
Total Other Income and Expenses.   (307,304.00)      169,867.78       94,912.43
INCOME AVAILABLE FOR FIXED
CHARGES                           2,398,715.85     2,914,484.48    2,739,408.29
FIXED CHARGES
Interest and Amortization . . .     131,952.61       165,442.85      226,679.03
NET INCOME . . . . . . . . . .   $2,266,763.24    $2,749,041.63   $2,512,729.26
EARNINGS PER SHARE COMMON STOCK          $2.50            $3.04           $2.78
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING. . . . . . . . . .         899,154          899,154         899,154

BUFFALO VALLEY TELEPHONE COMPANY
STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED
DECEMBER 31, 1995, 1994 AND 1993

                                 Additional
             Common   Preferred   Paid-In      Treasury      Retained
             Stock     Stock       Capital       Stock        Earnings

Balance,
December
31, 1992
as
previously
reported  $600,000.00 $400,000.00 $467,279.96 $38,628.36 $16,198,023.05

Adjustments
to beginning
balance
applicable
to prior years                                              (217,511.96)

Net Income                                                 2,512,729.26

Cash dividend
on common stock                                           (1,438,646.40)

Cash dividend on
preferred stock                                              (16,000.00)

Balance,
December 31,
1993        600,000.00   400,000.00  467,279.96 38,628.36 17,038,593.95

Net Income                                                 2,749,041.63

Cash dividend
on common stock                                           (1,510,578.72)

Cash dividend on
preferred stock                                              (16,000.00)

Net change in
unrealized appreciation
on investments available
for sale, net of
taxes of $16,223.78

Balance,
December 31,
1994        600,000.00   400,000.00  467,279.96 38,628.36 18,261,056.86

Net Income                                                 2,266,763.24
Cash dividend
on common stock                                           (1,618,477.20)

Cash dividend on
preferred stock                                              (16,000.00)

Redemption of
preferred stock         (400,000.00)

Net change in
unrealized appreciation
on investments available
for sale, net of
taxes of $26,594.74

Balance,
December 31,
1995        $600,000.00 $       0.00 $467,279.96 $38,628.36 $18,893,342.90

                                    Net Unrealized
                                    Appreciation
                                   (Depreciation)
                                    on Investment
                                     Securities           Total
Balance,
December
31,1992
as
Previously
Reported                                   $0.00           $17,626,674.65

Adjustments
to Beginning
balance
applicable
to prior years                                                (217,511.96)

Net Income                                                   2,512,729.26

Cash Dividend
on Common Stock                                             (1,438,646.40)

Cash Dividend on
Preferred Stock                                                (16,000.00)

Balance
December 31,
1993                                        0.00            18,467,245.55

Net Income                                                    2,749,041.63

Cash Dividend
on Common Stock                                              (1,510,578.72)

Cash Dividend on
Preferred Stock                                                 (16,000.00)

Net Change in
Unrealized Appreciation
on Investments Available
for Sale, net of
taxes of $16,223.78                    22,487.45                 22,487.45

Balance
December 31,
1994                                   22,487.45             19,712,195.91

Net Income                                                    2,266,763.24

Cash Dividend
on Common Stock                                              (1,618,477.20)

Cash Dividend on
Preferred Stock                                                 (16,000.00)

Redemption of
Preferred Stock                                                (400,000.00)

Net Change in
Unrealized Appreciatin
on Investments Available
for sale, net of
taxes of $26,594.74                    40,184.35                 40,184.35

Balance
December 31,
1995                                  $62,671.80            $19,984,666.30

BUFFALO VALLEY TELEPHONE COMPANY
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                       1995         1994            1993
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                       $2,266,763.24  $2,749,041.63   $2,512,729.26
Adjustments to Reconcile Net
Income to Net Cash Provided
by Operating Activities
Depreciation                      2,175,368.53   1,896,828.12    1,788,130.77
Amortization                        (17,523.60)        654.68        1,161.24
Deferred Income Taxes and
Investment Tax Credit. . . .       (117,755.61)   (199,209.73)      16,364.95
Net gain on Sale of Investments           0.00      (6,244.25)           0.00
Net Changes in: Accounts
Receivable (Increase) Decrease.      95,497.23     (56,901.64)      (4,864.09)
Material and Supplies
(Increase) Decrease. . . . . .       (6,789.92)     44,637.52      101,681.97
Prepaid Expenses
(Increase) Decrease . . . . .      (216,231.76)     10,228.58         (751.08)
Prepaid Pension Asset
(Increase) Decrease. . . . . .      (32,934.00)     10,407.00     (123,622.62)
Deposits and Other Assets
(Increase) Decrease. . . . . .       47,589.37      12,405.22      (10,777.42)
Accounts Payable
Increase (Decrease) . . . . .       (20,067.80)   (148,773.00)      94,702.77
Customer Deposits
Increase (Decrease). . . . .           (150.00)       (130.00)        (100.00)
Accrued Expenses
Increase (Decrease) . . . .         (63,650.71)    (11,439.61)     116,134.36
Other Deferred Credits and
Reserves Increase (Decrease). .       3,347.50     206,553.64      (44,144.23)
Cash Provided by
Operating Activities . . . . .    4,113,462.47   4,508,058.16    4,446,645.88

CASH FLOWS FROM INVESTING ACTIVITIES
Addition of Plant (Including
Work Under Construction). . .    (1,871,749.82) (2,699,345.22)  (1,301,428.84)
Addition of Deregulated
Telephones and Other . . . .       (376,900.58)    (35,581.39)    (232,546.83)
Salvage from Plant Retired . . .    188,053.77      30,318.00       36,077.66
Cost of Removal of
Plant Retired . . . . . . . .       (61,976.10)    (52,883.06)     (52,482.83)
Purchase of Marketable
Equity Securities . . . . . .        (4,639.53)     (8,259.30)      (9,644.37)
Increase in Cash Surrender
Value . . . . . . . . . . . .       (48,171.21)    (43,915.74)     (42,224.45)
Sale of Marketable Equity
Securities . . . . . . . . .              0.00     136,230.69            0.00
Purchase of Temporary Cash
Investments . . . . . . . .      (1,493,710.87) (1,989,931.00)  (2,000,000.00)
Proceeds from Sale of
Temporary Cash Investments .      1,500,000.00   1,886,274.51            0.00
Cash Used by Investing
Activities . . . . . . . . .     (2,169,094.34) (2,777,092.51)  (3,602,249.66

CASH FLOWS FROM FINANCING ACTIVITIES
Principal Payments of
Long-Term Debt . . . . . . .        (81,000.00) (1,081,000.00)     (81,000.00)
Redemption of Preferred Stock.     (400,000.00)          0.00            0.00
Dividends Paid . . . . . . . .   (1,634,477.20) (1,526,578.72)  (1,454,646.40)
Cash Used by Financing
Activities . . . . . . . . . .   (2,115,477.20) (2,607,578.72)  (1,535,646.40)
ee is being accrued over the expected
remaining years of employment. The Company's expense related to these agreements was $40,960.00, $333,988.00, and $17,532.00 for the years 1995,
1994, and 1993.

NOTE 6 PREFERRED STOCK
Preferred stock is preferred as to liquidation and dividends which are cumulative at 4% per annum. Shares are callable on any dividend payment date at par value plus accrued dividends. The preferred stock was redeemed by the Company in 1995.

NOTE 7 COMMON STOCK AND RETAINED EARNINGS
Covenants contained in the note agreement covering long-term debt referred to above include a provision that the Company will not declare or pay any dividends on any shares of its capital stock of any class (other than dividends in shares of its common stock); or to make any payment to purchase, redeem or otherwise acquire any such shares, if the aggregate amount of all dividends, distributions, and payments made on all shares of its capital stock of all classes after December 31, 1977, would exceed an amount equal to the retained earnings accumulated after December 31, 1977. The unrestricted retained earnings at December 31, 1995 is $16,726,695.46.

NOTE 8 EMPLOYEE BENEFIT PLANS
The Company has a noncontributory defined benefit pension plan covering substantially all employees. The plan provides benefits which are calculated based upon years of service and compensation levels. Contributions are intended to provide not only benefits attributed to service to date but also for those expected to be earned in the future.

A summary of the components of net periodic income for the plan for 1995, 1994, and 1993 is as follows:
                                   1995          1994         1993
Service cost-benefits
earned during the period        $112,393      $118,075      $83,528
Interest cost on projected
benefit obligation               212,118       196,474      160,023
Actual return on plan assets    (942,018)      (49,693)    (329,052)
Net amortization and deferral    584,573      (318,797)     (76,542)
Net periodic pension income     $(32,934)     $(53,941)   $(162,043)

Assumptions used in the determination of pension plan information for 1995, 1994, and 1993 consisted of the following:
                                  1995          1994         1993
Discount rate                      7.5%          7.5%         7.5%
Rate of increase in
compensation levels                5.5%          5.5%         5.5%
Expected long term rate
of return of plan assets           8.5%          8.5%         9.0%

  The following table sets forth the funded status and amounts recognized in the balance sheet at December 31, 1995 and 1994 for the Company's defined benefit plan:

                                                1995          1994
Actuarial present value of benefit obligations:
Vested benefit obligation                    $1,526,237     $1,571,467
Accumulated benefit obligation               $1,835,668     $1,994,013
Projected benefit obligation                 $(2,672,310)   $(2,797,945)
Plan assets at fair value                     4,099,814      3,667,392
Plan assets in excess of projected
benefit obligation                            1,427,504        869,447
Unrecognized net (gain) loss                   (424,663)       148,140
Unrecognized net assets net of amortization    (731,324)      (804,456)
Unrecognized prior service costs                254,522        279,974
Net pension asset recognized in
the balance sheet                              $526,039       $493,105

Plan assets at December 31, 1995 and 1994 were invested in listed common stocks, U.S. Government securities, short-term money market instruments, and corporate bonds and mortgages.

The Company also has a 401(k) plan whereby participants may contribute up to fifteen percent of their salaries. The Company currently contributes up to twenty-five percent of the employees' contribution up to the first eight percent of their salaries. The Company contributed $32,788 during 1995, $31,024 during 1994, and $26,675 during 1993.

NOTE 9 INCOME TAXES
Net deferred tax liabilities consist of the following components as of December 31, 1995 and 1994:


Deferred tax liabilities                         1995             1994
Plant                                        $3,043,428.61  $3,078,056.30
Prepaid pensions                                213,527.35     206,660.31
Investments                                      42,818.52      16,223.78
                                              3,299,774.48   3,300,940.39
Deferred Tax Assets
Liabilities under supplemental income
      agreements                                158,452.75     165,837.87
Other                                            31,329.72      27,514.25
                                                189,782.47     193,352.12

                                             $3,109,992.01  $3,107,588.27

The provision for income taxes for the years ended December 31, 1995, 1994 and 1993 was as follows:
                                         1995           1994          1993
Current:
Federal                            $1,203,329.63  $1,402,924.45  $1,165,270.64
State                                 379,592.65     562,064.10     453,062.34
                                    1,582,922.28   1,964,988.55   1,618,332.98

Deferred:
Federal                               (43,019.00)   (100,742.46)     55,649.92
State                                 (14,031.00)    (36,834.69)     23,256.10
Amortization of investment
          tax credit                  (60,705.61)    (61,632.58)    (62,541.07)
                                     (117,755.61)   (199,209.73)     16,364.95
                                   $1,465,166.67  $1,765,778.82  $1,634,697.93
The provision for income taxes is included in the accompanying statements of income as follows:
                                        1995           1994           1993
Operating taxes                    $1,648,832.67  $1,694,664.42  $1,667,378.55
Other income and expense, net        (197,870.00)     33,677.88      (9,415.06)
Deregulated activities, net            14,204.00      37,436.52     (23,265.56)
                                   $1,465,166.67  $1,765,778.82  $1,634,697.93

The income tax provision differs from the amount of income tax determined by applying the federal income tax rate to pretax income for the years ended December 31, 1995, 1994 and 1993 due to the following:
                                        1995           1994           1993
Normal statutory federal income
  tax rate                              34.0%          34.0%           34.0%
Increase (decrease) resulting from:
State income tax, net of
     federal tax benefit                 6.5            7.7             7.6

Amortization of investment
     tax credits                        (1.6)          (1.4)           (1.5)
Other                                     .4           (1.2)            (.7)
                                        39.3%          39.1%           39.4%
NOTE 10 FAIR VALUE OF FINANCIAL INSTRUMENTS

  The following methods and assumptions were used to establish the fair value of each class of financial instruments for which it is practicable to estimate the value:

Cash, cash equivalents, accounts receivable and accounts payable
The carrying amount approximates fair value because of the short maturity of those instruments.

Temporary cash investments and investments in marketable equity securities
The fair values of investments in equity securities are based on quoted market prices.

Note payable and long term-debt
The carrying amount approximates fair value.

NOTE 11 RESTATEMENT

  The financial statements for the years ended December 31, 1994 and 1993 have
been retroactive            20,265,733   19,913,968   19,984,666

             Total Liabilities and
             Stockholders' Equity        $27,565,906  $26,977,300  $26,715,545

Note - Long-term debt consisted of the
 following at March 31, 1996, March 31, 1995 and December 31, 1995

20 year long- term note at 8.5%  due 1998  1,485,000    1,566,000    1,485,000

Less current Maturities                       81,000       81,000       81,000

                                          $1,404,000   $1,485,000   $1,404,000
**Certain items have been restated for comparative purposes



BUFFALO VALLEY TELEPHONE COMPANY
 STATEMENTS OF INCOME (UNAUDITED)
 THREE MONTHS ENDED MARCH 31, 1996 and 1995

                                1996          1995
Operating Revenues:
 Local  Service                  $523,423     $487,683
 Access Service                 1,658,179    1,581,935
 Long Dist. Service               499,760      450,977
 Nonreg. Sales & Lease            227,460      280,711
 Miscellaneous                    308,916      289,144
                                3,217,738    3,090,451
less uncollectible
 operating revenues                24,233       22,231
                                3,193,506    3,068,220

Operating Expenses:
 Plant Specific                   327,704      313,668
 Plant Non-Specific:
   Network & Other                344,113      318,611
   Depreciation                   537,368      460,274
 Customer Operations              294,828      282,831
 Corporate Operations             191,865      251,622
 Nonreg. Sales & Lease            236,210      314,422
 Operating taxes, other           104,451      112,729
                                2,036,539    2,054,157

                Operating       1,156,967    1,014,063

Other Income(Deductions), Net:
 Interest Expense                 (31,661)     (35,336)
 Other, Net                        27,720       45,869
                                   (3,941)      10,533

Income Before Income Taxes      1,153,026    1,024,596

  Income Taxes                    455,626      410,205

Net Income                        697,400      614,391

Preferred Dividend                      0        8,000

Net Income Applicable to C       $697,400     $606,391

Earnings per common share           $0.78        $0.67
Dividends per common share          $0.45        $0.45


             BUFFALO VALLEY TELEPHONE COMPANY
              Statement of Cash Flow (Unaudited)
                          THREE MONTHS ENDED MARCH  31, 1996 AND 1995

                                               1996                    1995
Cash Flows from Operating Activities:

Net Income                                    $697,400              $614,391
Adjustments to reconcile net income
 to net cash provided by operating
 activities:
  Depreciation & Amortization                 537,368                460,274
  Changes in assets and liabilities:
    Accounts Receivable                        37,381                 70,091
    Inventories                                (9,515)                14,645
    Other Current Assets and Prepaid Expen    352,474                (61,948)
    Accounts Payable                          583,133                 25,759
    Other accrued Expenses                     46,638                215,051
    Income Taxes Payable                            0                179,026
    Deferred Taxes                            (25,420)                15,646
    Net Deferred Charges/Credits              (40,445)              (338,100)
                                              776,666                580,444
             Net Cash Provided by
               Operating Activities        $1,474,066             $1,194,835

Cash Flows From Investing Activities:
   Capital Expenditures                      (209,990)              (748,948)
   Increase in Investments                          0                      0
             Net Cash Used in
               Investing Activities         ($209,990)             ($748,948)

Cash Flows From Financing Activities:
   Proceeds from Notes Payable (credit lin          0                      0
   Proceeds from Long Term Debt                     0                      0
   Principal Payments of Long Term Debt             0                      0
   Dividends Paid                            (404,619)              (412,619)
             Net Cash Provided
                By Financing Activities     ($404,619)             ($412,619)

Net Increase in Cash & Cash Equivalents      $859,457                $33,268

Cash & Cash Equivalents at
Beginning Of Year                           4,337,860              4,468,894

Cash & Cash Equivalents at JUNE 30         $5,197,317             $4,502,162

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Cash Payments for:
             Interest                              $0                       $0
             Income Taxes                     $63,032                 $118,500

  Item 7 (b)
 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 gives effect to the Merger and the acquisition of all outstanding common stock of BVT as though they had occurred on March 31, 1996. The following Unaudited Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 1996 and the year ended December 31, 1995
give effect to the Merger as though it had occurred on January 1, 1995.   The
Pro Forma Condensed Consolidated Statement of Income and Balance Sheet are not necessarily indicative of the actual results of operations or financial position which would have been reported if the Merger transaction had occurred on the respective dates referred to above nor do they purport to indicate the results of future operations or the future financial position of CEI. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made.


CONESTOGA ENTERPRISES, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March, 31 1996
(Dollars in Thousands)
(Unaudited)

                                 Conestoga   Buffalo Valley
                                 Enterprises,Telephone
                                   Inc.       Company
                                 March 31,   March 31,   Acquisition      Pro
                                1996 (Actual1996 (ActualAdjustments     Forma

ASSETS
Current Assets
  Cash and cash equivalents       $1,353      $5,197          $0        $6,550
  Accounts receivable, net,
                   including unb   4,247       2,530           0         6,777
  Inventories, at average cost       580         257           0           837
  Prepaid expenses                   102         582           0           684
                Total current as   6,282       8,566           0        14,848
Property, Plant and Equipment
  Telephone plant                 85,747      28,657           0       114,404
  Other property, plant and equi   2,313       2,487        (999)(b)     3,801
  Total property, plant and equi  88,060      31,144        (999)      118,205
                Accumulated depr  42,404      13,202        (241)(b)    55,365
   Net property, plant and equipm 45,656      17,942        (758)       62,840
Investments                        5,057         138        (776)(c)     4,419
Prepaid pension costs              1,461         545           0         2,006
Intangible assets                      0           0      57,165 (a)    39,091
                                                             450 (b)
                                                             776 (c)
                                                             965 (d)

     (g) Adjustments to reflect interest on debt issued to fund $22,000,000 of the cash portion of the purchase price.

     (h) Adjustment to remove expenses related to the Merger, net of taxes.

     (i) Adjustments to reflect tax benefits associated with the interest expense on debt issued to fund $22,000,000 of the cash portion of the purchase price.

     (j) Adjustment to reflect dividends on CEI $3.42 Series A Preferred Shares issued to fund the acquisition of stock, at $3.42 per shares per annum.

                            SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      CONESTOGA ENTERPRISES, INC.

  By:/s/ John R. Bentz
          Name:   John R. Bentz
          Title:  President



Date: August 14, 1996

Item 7 (c)

Exhibit 23

                  CONSENT OF INDEPENDENT AUDITOR


I hereby consent to the use of my independent auditor's report dated February 22, 1996 on my audit of the financial statements of Buffalo Valley Telephone Company as of December 31, 1995 and 1994 and for the three years in the period ended December 31, 1995 included in this Form 8-K of Conestoga Enterprises, Inc.

                                        William R. Maslo
                                        Reading, Pennsylvania
                                        August 14, 1996


Exibit 99


CONESTOGA ENTERPRISES, INC.                         NEWS RELEASE

FOR  IMMEDIATE RELEASE                                         MAY 31, 1996


 Birdsboro, PA - May 31, 1996 - Conestoga Enterprises, Inc. (NASDAQ-CENI) and Buffalo Valley Telephone Company (OTC-BUFF) today announced that they have completed their merger that was announced in October, 1995. Buffalo Valley Telephone Company (BVT) is a Lewisburg, Pennsylvania, based independent telephone company providing local telephone service in Union and Northumberland Counties in Central Pennsylvania with approximately 18,200 telephone access lines at April 30, 1996. BVT will continue to operate as a wholly owned subsidiary of Conestoga Enterprises, Inc. (CEI). Mr. Kenneth A. Benner, a member of the CEI Board of Directors, will assume operations responsibility of BVT as Vice President and General Manager.
Conestoga Enterprises, Inc. is a Birdsboro, Pennsylvania, based telecommunications company with subsidiaries providing local exchange telephone service, telephone equipment sales and leasing, the resale of long distance services, and radio paging services. With this acquisition, CEI now provides service to almost 65,000 telephone access lines and 5,000 paging access, making CEI one of the 30 largest telephone companies in the United States.

Contact:    Suzanne Torak
       Corporate Stock Administrator
       Conestoga Telephone Company
       202 E. First St.
       Birdsboro PA 19508

  (610) 582-6202